SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                Date of report: (date of earliest event reported)
                                 August 14, 2008

                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)




           Delaware                    0-15905                   73-1268729
(State or other jurisdiction   (Commission file number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               801 Travis Street, Suite 2100, Houston, Texas 77002
                    (Address of principal executive offices)


                          (713) 568-4725
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2008, Blue Dolphin Energy Company, a Delaware corporation ("Blue Dolphin"), issued a press release reporting its financial results for the three and six month periods ended June 30, 2008.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               99.1 Blue Dolphin Energy Company Press Release Issued August 14, 2008.






















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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   August 14, 2008

                               BLUE DOLPHIN ENERGY COMPANY



                               By:  /s/ T. SCOTT HOWARD
                                    --------------------------------------------
                                    T. Scott Howard
                                    Accounting Manager, Assistant Treasurer and
                                    Assistant Secretary
                                    (Principal Accounting and Financial Officer)

























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                                INDEX TO EXHIBITS


Exhibit        Description of Exhibit
-------        ----------------------

99.1           Blue Dolphin Energy Company Press Release Issued August 14, 2008.